Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Business Marketing Services, Inc. on Form 10-K for the twelve month period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Majken Hummel-Gumaelius, acting in the capacity as the Chief Executive Officer and President of the Company and also acting in the capacity as the Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Majken Hummel-Gumaelius

Majken Hummel-Gumaelius

Chief Executive Officer and President

April 15,2013

/s/ Majken Hummel-Gumaelius

Majken Hummel-Gumaelius

Principal Financial Officer

April 15,2013